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                                                                EXHIBIT 99.1


                                 [COMPANY LETTERHEAD]
                                 GERALD R. PERLSTEIN
                             CERTIFIED PUBLIC ACCOUNTANT
                        1260 S. BEVERLY GLEN BLVD., SUITE 106
                                LOS ANGELES, CA  90024
                                        _____

                               TELEPHONE (310) 275-4650


                                  February 11, 1997





Securities and Exchange Commission
450 Fifth Street
Washington, D.C.  20549


Re: Tengtu International, Corp.
    Commission File Number 0-3327707

Ladies and Gentlemen:

    I have been presented with, and have reviewed, a copy of Form 8-K dated February 11, 1997, proposed to be filed by Tengtu International, Corp. ("Registrant") with the Securities and Exchange Commission, including the disclosures by Registrant pursuant to Item 304(a) of Regulation S-K.

    Please be advised that I agree in all respects with the statements made by the Registrant in response to Item 304(a) of Regulation S-K.


Very truly yours,

/S/ GERALD PERLSTEIN

Gerald R. Perlstein